June 15, 2018

Supplement

SUPPLEMENT DATED JUNE 15, 2018 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
EUROPEAN EQUITY PORTFOLIO
LIMITED DURATION PORTFOLIO
(the "Funds")
CLASS X AND CLASS Y
Dated April 30, 2018

The Board of Trustees of Morgan Stanley Variable Investment Series (the "Trust") approved a Plan of Liquidation with respect to the Funds, each a series of the Trust. Subject to shareholder approval, pursuant to the Plan of Liquidation substantially all of the assets of the Funds will be liquidated, known liabilities of the Funds will be satisfied, the remaining proceeds will be distributed to the Funds' shareholders, and all of the issued and outstanding shares of the Funds will be redeemed (the "Liquidation"). If shareholder approval is obtained, the Funds will suspend the offering of their shares to all investors at the close of business on or about October 17, 2018, and the Liquidation is expected to occur on or about October 19, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.